Exhibit 10.1

                           ASSET PURCHASE AGREEMENT

       This Asset Purchase Agreement (the "Agreement") is entered into as of October 23, 2007, between LUCAS ENERGY, a Nevada corporation, (hereinafter referred to as "Lucas"), located at 3000 Richmond Avenue, Suite 400, Houston, TX 77040 and NATIONAL FILING AGENTS, INC., a Nevada corporation, (hereinafter referred to as "NFLA"), located at 3415 Ocatillo Mesa Way, North Las Vegas, NV 89031;

       WHEREAS, Lucas Energy currently owns a 25.0% of the working interest in the Oil, Gas and Mineral leasehold working interests ("Interests") located in Borden County, Texas, described in Exhibit "A" hereto; and

       WHEREAS, Lucas desires to sell, and NFLA desires to buy certain assets of Lucas; and

       NOW THEREFORE, in consideration of the mutual agreements, representations and warranties in this Agreement, the parties agree as follows:

1. ASSETS PURCHASED. Subject to all other terms and conditions set forth herein, on the Closing Date, Lucas shall sell, convey, transfer and assign to NFLA and NFLA shall purchase from LUCAS those certain assets and Interests which consist of all of Lucas' rights, title and interest in the oil, gas and mineral leasehold interests described on Exhibit "A" attached hereto which includes the wells, oil and gas production equipment, and tanks located thereon including, but not limited to, improvements, structures, facilities, pipelines, personal property, equipment, and appurtenances located thereon and/or used in connection therewith including all appurtenant contracts, rights, easements, privileges and agreements and all of Lucas' net revenue interests in its leasehold working interests.

2. PURCHASE PRICE. The purchase price for the Assets shall be: (1) 3,000,000 shares of NFLA's restricted common stock which shall be issuable upon the closing;

3. LUCAS' REPRESENTATIONS AND WARRANTIES. LUCAS represents and warrants to NFLA as follows:

    A. LUCAS is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. Lucas has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

    B. The execution, delivery, and performance of this Agreement has been duly authorized and approved by the Board of Directors of Lucas, and this Agreement constitutes a valid and binding Agreement of Lucas in accordance with its terms.

    C. Lucas has not employed any broker or finder in connection with the transaction contemplated by this Agreement and has taken no action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or other like payment.

    D. LUCAS holds good and marketable title to the Assets and Interests, described in Exhibit "A", free and clear of all restrictions, liens and encumbrances.

    E. LUCAS has not employed any broker or finder in connection with the transactions contemplated by this Agreement, or taken action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or other like payment.

    F. The execution and delivery of this Agreement by LUCAS and the consummation of the contemplated transactions, will not result in the creation or imposition of any valid lien, charge, or encumbrance on any of the Assets, and will not require the authorization, consent, or approval of any third party, including any governmental subdivision or regulatory agency.

    G. LUCAS has no knowledge of any claim, litigation, proceeding, or investigation pending or threatened against LUCAS or its Assets that might result in any material adverse change in the business or condition of the Assets being conveyed under this Agreement.

    H. None of the representations or warranties of LUCAS contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. LUCAS knows of no fact that has resulted, or will result in a material change in the business, operations, or assets of LUCAS.

4.  REPRESENTATIONS OF NFLA. NFLA represents and warrants as follows:

    A. NFLA is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. NFLA has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

    B. The execution, delivery, and performance of this Agreement has been duly authorized and approved by the Board of Directors of NFLA, and this Agreement constitutes a valid and binding Agreement of NFLA in accordance with its terms.

    C. NFLA has not employed any broker or finder in connection with the transaction contemplated by this Agreement and has taken no action that would give rise to a valid claim against any party for a brokerage commission, finder's fee, or other like payment.

    D. None of the representations or warranties of NFLA contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make the statements contained herein not misleading.

6. COVENANTS OF LUCAS. LUCAS agrees that between the date of this Agreement and the Closing Date, LUCAS will:

    A. Continue to operate its business in the usual and ordinary course and in substantial conformity with all applicable laws, ordinances, regulations, rules, or orders, and will use its best efforts to preserve the continued operation of its business with its customers, suppliers, and others having business relations with LUCAS.

    B. Not assign, sell, lease, or otherwise transfer or dispose of the Assets, whether now owned or hereafter acquired, except in the normal and ordinary course of business and in connection with its normal operation.

    C. Maintain all of the Assets their present condition, reasonable wear and tear and ordinary usage excepted.

    D. LUCAS will use its best efforts to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the obligations of LUCAS under this Agreement, and will do all acts and things as may be required to carry out their respective obligations under this Agreement and to consummate and complete this Agreement.

7.  COVENANTS OF NFLA.

    A. NFLA will use its best efforts to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of NFLA's obligations under this Agreement, and shall do all acts and things as may be required to carry out NFLA's obligations and to consummate this Agreement.

    B. If for any reason the sale of Assets is not closed, NFLA will not disclose to third parties any confidential information received from LUCAS in the course of investigating, negotiating, and performing the transactions contemplated by this Agreement.

8. CONDITIONS PRECEDENT TO NFLA'S OBLIGATIONS. The obligation of NFLA to purchase the Assets is subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by NFLA:

    A. All representations and warranties made in this Agreement by LUCAS shall be true, in all material respects, as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and, as of the Closing Date, LUCAS shall not have violated or shall have failed to perform in any material way, in accordance with any covenant contained in this Agreement.

    B. There shall have been no material adverse change in the manner of operation of the LUCAS's business prior to the Closing Date.

    C. At the Closing Date no suit, action, or other proceeding shall have been threatened or instituted to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.


9. CONDITIONS PRECEDENT TO OBLIGATIONS OF LUCAS. The obligations of LUCAS to Close this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or a portion of which may be waived in writing by LUCAS:

    A. All representations and warranties made in this Agreement by NFLA shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and NFLA shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.


10. INDEMNIFICATION AND SURVIVAL. All representations and warranties made in this Agreement shall survive the Closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge prior to Closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give written notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate one year from the Closing Date, and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date. LUCAS hereby agrees to indemnify and hold NFLA, it successors, and assigns harmless from and against any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of LUCAS under this Agreement.

11. CLOSING. This Agreement shall be closed on or before November 1, 2007, or at such other time at such place that the parties may agree to in writing. If Closing has not occurred on or prior to that time, then any party may elect to terminate this Agreement. If, however, the Closing has not occurred because of a breach of contract by one or more parties, the breaching party or parties shall remain liable for breach of contract.

A. At the Closing and coincidentally with the performance by NFLA of its obligations described herein, LUCAS shall deliver to NFLA the following:

     1. A Bill of Sale for the Assets and all documents necessary to transfer any titles to any asset purchased.

     2. All other documents called for in this Agreement and such other documents that NFLA and its counsel may reasonably require.

B. At the Closing and coincidentally with the performance by LUCAS of its obligations described herein, NFLA shall deliver to LUCAS the following:

    1. The Shares or a copy of instructions to NFLA's transfer agent instructing it to issue the aforementioned Shares.

    2. All other documents called for in this Agreement and such other documents that Lucas and its counsel may reasonably require.

12. GOVERNING LAW. This Agreement and any matters arising out of or related to this Agreement will be governed by the laws of the State of Nevada.
     If any action is brought among the parties with respect to this Agreement or otherwise, by way of a claim or counterclaim, the parties agree that in any such action, and on all issues, the parties irrevocably waive their right to a trial by jury. Exclusive jurisdiction and venue for any such action shall be the State Courts of North Carolina.

13. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties, and supersedes all prior agreements, representations and understandings of the parties, relating to the subject matter of this Agreement.

14. FURTHER ACTIONS. Each party agrees that after the delivery of this Agreement it or he will execute and deliver such further documents and do such further acts and things as another party may reasonably request in order to carry out the terms of this Agreement.

15. AMENDMENT. No supplement to or amendment of this Agreement will be binding unless executed in writing by LUCAS and NFLA.

16. SUCCESSORS AND ASSIGNS. This Agreement will be binding on, and will inure to the benefit of, the parties and their respective successors and assigns, and shall not confer any rights or remedies on any other Persons.

17. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed a valid, original agreement, but all of which together will constitute one and the same instrument.

18. SEVERABILITY. If any provision of this Agreement or its application to any Person or circumstances is held to be unenforceable or invalid by any court of competent jurisdiction, its other applications and the remaining provisions of this Agreement will be interpreted so as best reasonably to effect the intent of the parties.

19. ATTORNEYS' FEES. Each party will pay its or his own legal fees and other expenses in connection with the preparation of this Agreement and the sale of Assets in accordance with this Agreement. However, if any legal action or other proceeding is brought for the enforcement of this Agreement, or because or arising out of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the prevailing party will be entitled to recover reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or he may be entitled.


20. NOTICES. All notices, requests, demands, and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered by hand, by overnight courier, or fax, or two days after being mailed by certified or registered mail, return receipt requested, with postage prepaid:

   If to NFLA:            Edward C. Zimmerman, III, President
                          3415 Ocatillo Mesa Way
                          Las Vegas, NV  89031

   Copy to:               Thomas C. Cook, Esq.
                          Law Offices of Thomas C. Cook
                          500 N. Rainbow Blvd., Suite 300
                          Las Vegas, NV  89107


   If to LUCAS:           James Cerna, President
                          3000 Richmond Avenue, Suite 400
                          Houston, TX  77040

21. WAIVERS. Any provision of this Agreement may be waived at anytime by the party entitled to the benefit thereof by a written instrument executed by the party or by a duly authorized officer of the party. No waiver of any of the provisions of this Agreement will be deemed, or will constitute, a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver.


                                  SIGNATURES


BUYER                                        SELLER
NATIONAL FILING AGENTS, INC.                 LUCAS ENERGY, INC.

/s/ Edward C. Zimmerman, III                 /s/ James Cerna
----------------------------                 -----------------------------
Edward C. Zimmerman, III                     James Cerna
President                                    President

Exhibit A

                            Borden County, Texas

T&P Ry Co Survey
-----------------------------------------------------------------------------
Lease ID: 01992-0001-01
Lessor: Buford Hull
Lessee: Charles Weiner
Legal Description: All of Sections 4 and 9, Block 31, T4N - T&P Ry Co Sy
Lse Date: 11/1/2005
Volume/Page: 295/635
-----------------------------------------------------------------------------
Lease ID: 01992-0001-02
Lessor: Steven Michiel Hull
Lessee: Charles Weiner
Legal Description: All of Sections 4 and 9, Block 31, T4N - T&P Ry Co Sy
Lse Date: 11/1/2005
Volume/Page: 295/638
-----------------------------------------------------------------------------
Lease ID: 01992-0001-03
Lessor: Vicki Lynn LeClare
Lessee: Charles Weiner
Legal Description: All of Sections 4 and 9, Block 31, T4N - T&P Ry Co Sy
Lse Date: 11/1/2005
Volume/Page: 295/641
-----------------------------------------------------------------------------
Lease ID: 01992-0002-01
Lessor: Gaylon Dickey
Lessee: Charles Weiner
Legal Description: All of Section 3, Block 31, T4N - T&P Ry Co Sy
Lse Date: 12/2/2005
Volume/Page: 295/644
-----------------------------------------------------------------------------
Lease ID: 01992-0002-02
Lessor: John Charles Dickey
Lessee: Charles Weiner
Legal Description: All of Section 3, Block 31, T4N - T&P Ry Co Sy
Lse Date: 12/2/2005
Volume/Page: 295/649
-----------------------------------------------------------------------------
Lease ID: 01992-0002-03
Lessor: Norman V. Clark & Weldon B. Clark
Lessee: Charles Weiner
Legal Description: All of Section 3, Block 31, T4N - T&P Ry Co Sy
Lse Date: 12/5/2005
Volume/Page: 296/274
-----------------------------------------------------------------------------

Lease ID: 01992-0003-00
Lessor: Beaver Valley Ranch, Inc.
Lessee: Charles Weiner
Legal Description: N 358.4 Ac-Sec 44, S/2NW, S/2 Sec 45-Blk 31-T5N - T&P
                   Ry Co Sy
Lse Date: 1/25/2006
Volume/Page: 293/412 & 298/360
-----------------------------------------------------------------------------
Lease ID: 01992-0004-01
Lessor: Murray Anne Andersen
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31 T5N - T&P Ry Co Sy Lse Date: 1/16/2006
Volume/Page: 296/638
-----------------------------------------------------------------------------
Lease ID: 01992-0004-02
Lessor: Marie Jackson Dunkinson
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31-T5N - T&P Ry Co Sy Lse Date: 1/16/2006
Volume/Page: 296/635
-----------------------------------------------------------------------------
Lease ID: 01992-0004-03
Lessor: Buena Jackson Shultz
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31-T5N - T&P Ry Co Sy Lse Date: 1/26/2006
Volume/Page: 296/632
-----------------------------------------------------------------------------
Lease ID: 01992-0004-04
Lessor: Catherine Tanner
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31-T5N - T&P Ry Co Sy Lse Date: 1/16/2006
Volume/Page: 296/828
-----------------------------------------------------------------------------
Lease ID: 01992-0004-05
Lessor: Curtiss Jackson
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31-T5N - T&P Ry Co Sy Lse Date: 1/16/2006
Volume/Page: 296/825
-----------------------------------------------------------------------------
Lease ID: 01992-0004-06
Lessor: Don Jackson
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31-T5N - T&P Ry Co Sy Lse Date: 1/16/2006
Volume/Page: 296/822
-----------------------------------------------------------------------------

Lease ID: 01992-0004-07
Lessor: Wendy Ann Perry
Lessee: Charles Weiner
Legal Description: Sec 8-Blk 31, T4N & W/2 Sec 46-Blk 31-T5N - T&P Ry Co Sy Lse Date: 12/13/2005
Volume/Page: 296/654
-----------------------------------------------------------------------------
Lease ID: 01992-0005-01
Lessor: Buford Hull
Lessee: Charles Weiner
Legal Description: All of Section 16, Block 31, T-4-N - T&P Ry Co Sy
Lse Date: 4/1/2006
Volume/Page: 296/650
-----------------------------------------------------------------------------
Lease ID: 01992-0005-02
Lessor: Steven Michiel Hull
Lessee: Charles Weiner
Legal Description: All of Section 16, Block 31, T-4-N - T&P Ry Co Sy
Lse Date: 4/1/2006
Volume/Page: 296/616
-----------------------------------------------------------------------------
Lease ID: 01992-0005-03
Lessor: Vicki Lynn LeClare
Lessee: Charles Weiner
Legal Description: All of Section 16, Block 31, T-4-N - T&P Ry Co Sy
Lse Date: 4/1/2006
Volume/Page: 296/618
-----------------------------------------------------------------------------
Lease ID: 01992-0006-01
Lessor: R. M. Livestock Ltd., W. D. (Dewey) Everett Tr
Lessee: Charles Weiner
Legal Description: Sec 17;18;N/2,SE Sec 7-Blk 31 - T4N - T&P Ry Co Sy
Lse Date: 3/7/2006
Volume/Page: 296/641
-----------------------------------------------------------------------------
Lease ID: 01992-0006-02
Lessor: Belinda K. Johnson
Lessee: Charles Weiner
Legal Description: Sec 17;18;N/2,SE Sec 7-Blk 31 - T4N - T&P Ry Co Sy
Lse Date: 3/7/2006
Volume/Page: 296/628
-----------------------------------------------------------------------------
Lease ID: 01992-006-03
Lessor: Vanette Everett
Lessee: Charles Weiner
Legal Description: Sec 17;18;N/2,SE Sec 7-Blk 31 - T4N - T&P Ry Co Sy
Lse Date: 3/7/2006
Volume/Page: 296/624
-----------------------------------------------------------------------------

Lease ID: 01992-006-04
Lessor: Jimmy Don Everett
Lessee: Charles Weiner
Legal Description: Sec 17;18;N/2,SE Sec 7-Blk 31 - T4N - T&P Ry Co Sy
Lse Date: 3/7/2006
Volume/Page: 296/620
-----------------------------------------------------------------------------
Lease ID: 01992-0007-00
Lessor: R. M. Livestock, Ltd.
Lessee: Charles Weiner
Legal Description: SW/4 Sec 7-Blk 31-T4N - T&P Ry Co Sy
Lse Date: 3/7/2006
Volume/Page: 296/646
-----------------------------------------------------------------------------
Lease ID: 01992-0008-01
Lessor: Billie Hamilton, a widow
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 10/11/2006
Volume/Page: 295/657
-----------------------------------------------------------------------------
Lease ID: 01992-0008-02
Lessor: Betty Jo Keen
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 10/11/2006
Volume/Page: 295/634 & 298/526
-----------------------------------------------------------------------------
Lease ID: 01992-0008-03
Lessor: Sue Keen Lowrance
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 9/28/2006
Volume/Page: 298/373
-----------------------------------------------------------------------------
Lease ID: 01992-0008-04
Lessor: Christy Lynn Brown
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 9/28/2006
Volume/Page: 298/369
-----------------------------------------------------------------------------

Lease ID: 01992-0008-05
Lessor: Cathy Lee Rogers
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 9/28/2006
Volume/Page: 298/365
-----------------------------------------------------------------------------
Lease ID: 01992-0008-06
Lessor: Carol Sue Howard
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 9/28/2006
Volume/Page: 298/377
-----------------------------------------------------------------------------
Lease ID: 01992-0008-07
Lessor: Scott Lamphere
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 3/1/2007
Volume/Page: 300/652
-----------------------------------------------------------------------------
Lease ID: 01992-0008-08
Lessor: Jess Thomas Lamphere
Lessee: Charles Weiner
Legal Description: E 120 acs of N220 acs of E/2 & S 100 acs of E/2 Sec 46-
                   Blk 31-5N - T&P Ry Co Sy
Lse Date: 3/1/2007
Volume/Page: 300/200
-----------------------------------------------------------------------------
Lease ID: 01992-0009-00
Lessor: Corley, Rodway Sue Keen
Lessee: Charles Weiner
Legal Description: W 100 acs of N200 acs of E/2 Sec 46, Blk 31-5N - T&P
                   Ry Co Sy
Lse Date: 9/14/2006
Volume/Page: 299/174
-----------------------------------------------------------------------------